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                                  EXHIBIT 23.1
                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the use of our report for The Recovery Network, Inc. included in this Form SB-2 registration statement and to all references to our Firm included in this registration statement.

                                               /s/ ARTHUR ANDERSEN, LLP

Los Angeles, California
June 30, 1999